Exhibit 10.11
Execution Version
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED PURSUANT TO REGULATION S-K, ITEM 601(B) BECAUSE THE REGISTRANT HAS DETERMINED THAT THE OMITTED INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
Consent and Amendment No. 2 to Credit Agreement and Pledge and Security Agreement
This Consent and Amendment No. 2 (“Amendment”) to the Credit Agreement (as defined below) and Pledge and Security Agreement is made and entered into as of July 23, 2025, by and between Fervo HoldCo LLC (“Borrower”), Mercuria Energy Trading SA, as lender under the Credit Agreement (“Lender”), Mercuria Energy Trading SA, as collateral agent for the Secured Parties (in such capacity and together with its successors and permitted assigns in such capacity, the “Collateral Agent”), Fervo Energy Company, each Intermediate HoldCo party hereto, and each PPA Subsidiary party hereto (collectively, the “Parties” hereto).
WHEREAS, reference is made to the Credit Agreement, dated as of November 20, 2024 (as amended by that certain Amendment No. 1 to the Credit Agreement, dated as of May 21, 2025, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower and the Lender;
WHEREAS, pursuant to Section 5.13(a)(ii) of the Credit Agreement, Schedule 5.13 to the Credit Agreement shall be updated within two (2) Business Days following any date on which the Borrower forms, acquires or divests ownership interests in any direct or indirect Subsidiary;
WHEREAS, pursuant to Section 6.10 of the Credit Agreement, the Borrower is required to (a) promptly notify the Collateral Agent in writing of any Equity Interests of the Borrower or a PPA Subsidiary constituting Collateral issued after the Effective Date of the Pledge and Security Agreement, (b) pledge to the Collateral Agent for the benefit of the Secured Parties all such Equity Interests, pursuant to the Pledge and Security Agreement or supplement thereto, (c) deliver any certificates representing such Equity Interests, along with stock powers or other instruments of transfer indorsed in blank, to the Collateral Agent in accordance with Section 4.07 of the Pledge and Security Agreement and (d) concurrently with the issuance of an Acceptable Letter of Credit under the LC Facility Agreement (i) cause each applicable Grantor (as defined in the Pledge and Security Agreement) to enter into an accession agreement to the Pledge and Security Agreement and to deliver an appropriately completed UCC financing statement to perfect the security interests purported to be created by such accession agreement and (ii) deliver an updated Schedule I, II and III to the Pledge and Security Agreement;
WHEREAS, Borrower formed the Subsidiaries listed on Exhibit A hereto (the “TransCo Subsidiaries”) on May 19, 2025;
WHEREAS, Borrower has requested that (i) pursuant to Section 10.1 of the Credit Agreement, Schedule 5.13 of the Credit Agreement be amended and (ii) pursuant to Section 6.03 of the Pledge and Security Agreement, Schedule I, Schedule II and Schedule III of the Pledge and Security Agreement each be amended, in each case of clause (i) and (ii), in order to reflect the creation of the TransCo Subsidiaries and the latest corporate structure;
WHEREAS, pursuant to Section 10.1 of the Credit Agreement, Borrower has requested that Lender waive any Default or Event of Default arising from a breach of Section 5.13 or Section 6.10 of the Credit Agreement in connection with the creation of the TransCo Subsidiaries;
WHEREAS, Borrower is requesting certain Acceptable Letters of Credit from LC Lender under the LC Facility Agreement;
WHEREAS, pursuant to Section 10.1 of the Credit Agreement, Borrower has requested certain amendments and waivers as described herein under the terms and conditions stated herein;

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Lender has agreed to consent to the amendments and waivers described herein under the terms and conditions stated herein;
WHEREAS, pursuant to Section 6.03 of the Pledge and Security Agreement, the Grantors and the Collateral Agent have agreed to consent to the amendments described herein under the terms and conditions stated herein;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Parties agree as follows:
Section l.    Definitions and other Interpretive Provisions. Unless otherwise indicated herein, capitalized terms used but not defined herein shall have their respective meanings set forth in the Credit Agreement, after giving effect to this Amendment. The principles of construction and interpretation set forth in Article I (Defined Terms and Interpretations) of the Credit Agreement shall apply to, and are hereby incorporated by reference in, this Amendment.
Section 2.1    Amendment to Credit Agreement. Both Borrower and Lender hereby modify the following document as follows, subject to the terms and conditions set forth herein:
(a)Schedule 5.13 to the Credit Agreement is hereby deleted in its entirety and replaced in whole with Exhibit B attached hereto.
(b)The term “PPA Subsidiaries” in Section 1.1 is deleted and replaced entirely with the following text:
““PPA Subsidiaries” means each entity that (i) has entered into a Material Project Contract, and (ii) in respect of which an Acceptable Letter of Credit has been posted pursuant to such Material Project Contract, as designated on Schedule 5.13 (as the same is updated from time to time in accordance with Section 5.13).”
(c)Section 1.1 of the Credit Agreement is hereby further amended by inserting in appropriate alphabetical order the following definition:
““Material Project Contract” means (i) each Power Purchase Agreement, (ii) each Interconnection Agreement, and (iii) any other agreement, in each case under clauses (ii) and (iii), solely to the extent an Acceptable Letter of Credit has been posted under such agreement.”
(d)Each reference to a “Power Purchase:Agreement” in Section 5.19, Section 6.1(g), Section 6.14, and Section 7.13 of the Credit Agreement is hereby deemed to be a reference to a “Material Project Contract”, in the singular or the plural as applicable.
(e)Section 5.20 to the Credit Agreement is hereby deleted in its entirety.
(f)Section 6.1(j) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:
“Material Project Contract Execution. No later than ten (10) Business Days prior to the signing date of any power purchase agreement, interconnection agreement, or other agreement for which Borrower intends to request an Acceptable Letter of Credit, notice that such Loan Party intends to enter into such agreement.”
(g)Section 7.9(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:
“No Subsidiary will enter into any power purchase agreement or interconnection agreement (or similar agreement) or any power option, swap or similar agreement for the sale of power from a Project unless such agreement (i) is entered into on an arms-length basis on commercially reasonable terms, (ii) with a counterparty that has, or the obligations of which are guaranteed by a Person that has, a long-term senior unsecured non-credit enhanced debt of at least BBB- from S&P or Fitch or Baa3 from Moody’s (with the lower rating controlling in the event of a split rating), and (iii) reasonably would be expected to support an Asset Level Financing of the applicable Project.”
Section 2.2 Amendments to Pledge and Security Agreement. Borrower, Collateral Agent, and each Grantor hereby modify the following documents as follows, subject to the terms and conditions set forth herein:
(a)Schedule I to the Pledge and Security Agreement is hereby deleted in its entirety and replaced in whole with Exhibit C attached hereto.
(b)Schedule II to the Pledge and Security Agreement is hereby deleted in its entirety and replaced in whole with Exhibit D attached hereto.
(c)Schedule III to the Pledge and Security Agreement is hereby deleted in its entirety and replaced in whole with Exhibit E attached hereto.
Section 3.    Waivers.
(a)Lender hereby waives any Default or Event of Default arising from a breach of Section 5.13 or Section 6.10 of the Credit Agreement in connection with the creation of the TransCo Subsidiaries.
Section 4.    Representations and Warranties. The Borrower hereby represents and warrants that:
(a)the representations and warranties contained in Article V of the Credit Agreement or any other Financing Document are true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects as of such date, and after giving effect to such qualification) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects as of such earlier date, and after giving effect to such qualification);
(b)the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary limited liability company action, and do not and will not (i) violate the terms of its Organizational Documents, (ii) violate in any material respect or result in any material breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any material contractual obligation to which it is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the

Borrower or its property is subject where the failure to make such payment would be reasonably expected to have a Material Adverse Effect or (iii) violate any applicable Law in any material respect;
(c)this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally and (ii) general equitable principles regardless of whether the issue of enforceability is considered in a proceeding in equity or at Law;
(d)no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against. the Borrower of this Amendment, or for the consummation of the transactions contemplated hereby; and
(e)as of the date hereof (after giving effect to this Amendment), no Default or Event of Default has occurred and is continuing or will result from the execution of this Amendment.
Section 5.    Conditions to Effectiveness. The amendments set forth in Section 2 hereof and the consent and waivers set forth in Section 3 hereof are subject to and shall become effective as of the date (such date, the “Amendment Effective Date”) when the Lender and Collateral Agent have received duly executed counterparts of this Amendment.
Section 6.    Other Provisions.
(a)The Parties agree that all other terms and conditions of the Credit Agreement shall remain in full force and effect, except as modified by this Amendment.
(b)This Amendment is a “Financing Document” for all purposes under the Credit Agreement and each other document. The Borrower, by its signature below, hereby (i) confirms and agrees that each of the Credit Agreement (on and after the Amendment Effective Date, as expressly modified by this Amendment), the Collateral Documents and the other Financing Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects; and (ii) affirms and confirms (A) its obligations under each of the Financing Documents to which it is a party (and, with respect to the Credit Agreement as modified hereby) and (B) the pledge of and/or grant of a security interest in and Lien on its assets as Collateral (as defined in the Pledge and Security Agreement) to secure its Obligations, all as provided in the Financing Documents as originally executed (and, with respect to the Credit Agreement, as modified hereby), and acknowledges and agrees that such pledge and/or grant continue in full force and effect in respect of, and to secure, its Obligations under the Credit Agreement and the other Financing Documents.
(c)Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the, nor shall it constitute a waiver of any provision of any of the Financing Documents. No failure on the part of the Lender or the Collateral Agent to exercise, and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under the Credit Agreement or any other Financing Document shall operate as a waiver of such tight, remedy, power or privilege, and no single or partial exercise of any right, remedy, power or privilege under the Credit Agreement or any other Financing Document shall preclude any other or further exercise of such right, remedy, power or privilege, or the exercise of any other right, remedy, power or privilege.
(d)Sections 10.2 (Survival of Agreements; Cumulative Nature), 10.7 (Confidentiality), 10.8 (Governing Law; Submission to Process), 10.11 (Severability), 10.13 (Waiver of Jury Trial, Punitive Damages, Etc.), Section 10.15 (Counterparts; Electronic Transmission) and Section 10.16 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement shall be incorporated herein, mutatis mutandis.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers on the date first written above.

Fervo HoldCo LLC, as Borrower and a Grantor		Mercuria Energy Trading SA, as Lender

By:	/s/ Timothy Latimer	By:	/s/ Guillame Vermersch

Name: Timothy Latimer		Name: Guillame Vermersch

Title: President		Title: Director

Fervo Energy Company, as a Grantor		Mercuria Energy Trading SA, as Collateral Agent

By:	/s/ Timothy Latimer	By:	/s/ Guillame Vermersch

Name: Timothy Latimer		Name: Guillame Vermersch

Title: CEO		Title:	Director

Date:7/22/2025		Date:	07/23/2025
[Signature Page to Amendment No. 2]

Cape Phase I Holdco LLC, as a Grantor		Cape Phase II Holdco LLC, as a Grantor

By:	/s/ Timothy Latimer	By:	/s/ Timothy Latimer

Name: Timothy Latimer		Name: Timothy Latimer

Title: President		Title: President

Fervo GenCo Holdings LLC, as a Grantor		Cape Generating Station 2 LLC, as a Grantor

By:	/s/ Timothy Latimer	By:	/s/ Timothy Latimer

Name: Timothy Latimer		Name: Timothy Latimer

Title: President		Title: President

Cape Generating Station 4 LLC, as a Grantor		Corsac Generating Station 1 LLC, as a Grantor

By:	/s/ Timothy Latimer	By:	/s/ Timothy Latimer

Name: Timothy Latimer		Name: Timothy Latimer

Title: President		Title: President
[Signature Page to Amendment No. 2]

FEC Nevada LLC, as a Grantor		Corsac Generating Station 2 LLC, as a Grantor

By:	/s/ Timothy Latimer	By:	/s/ Timothy Latimer

Name: Timothy Latimer		Name: Timothy Latimer

Title: President		Title: President

Aspen TransCo LLC, as a Grantor		Fennee TransCo LLC as a Grantor

By:	/s/ Timothy Latimer	By:	/s/ Timothy Latimer

Name: Timothy Latimer		Name: Timothy Latimer

Title: President		Title: President

Fervo TransCo Holdings LLC, as a Grantor		Marble TransCo LLC, as a Grantor

By:	/s/ Timothy Latimer	By:	/s/ Timothy Latimer

Name: Timothy Latimer		Name: Timothy Latimer

Title: President		Title: President
[Signature Page to Amendment No. 2]

Kit TransCo LLC, as a Grantor		Corsac TransCo LLC, as a Grantor

By:	/s/ Timothy Latimer	By:	/s/ Timothy Latimer

Name: Timothy Latimer		Name: Timothy Latimer

Title: President		Title: President

Corsac HoldCo LLC, as a Grantor		Swift TransCo LLC, as a Grantor

By:	/s/ Timothy Latimer	By:	/s/ Timothy Latimer

Name: Timothy Latimer		Name: Timothy Latimer

Title: President		Title: President

Star TransCo LLC, as a Grantor

By:	/s/ Timothy Latimer

Name: Timothy Latimer

Title: President
[Signature Page to Amendment No. 2]

Exhibit A
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Exhibit B
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Schedule 5.13: Subsidiaries
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Exhibit C
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SCHEDULE I
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Exhibit D
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SCHEDULE II
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Exhibit E
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SCHEDULE III
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